UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 19, 2013 (June 14, 2013)

DGSE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-11048	88-0097334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15850 Dallas Parkway, Suite 140
Dallas, Texas 75248
(Address of Principal Executive Offices) (Zip Code)

(972) 587-4049
(Registrant’s telephone number, including area code)

______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)           On June 14, 2013, DGSE Companies, Inc., a Nevada corporation (the “Company”), held its 2013 annual meeting (the “Annual Meeting”) of stockholders (the “Stockholders”), at which the Stockholders voted on several matters in person or by proxy. The matters submitted to the Stockholders for a vote at the Annual Meeting were set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 30, 2013 (the “Proxy Statement”) and distributed to the Stockholders, and are described below.

(b)           The matters proposed to the Stockholders for a vote were: (i) the re-election of each of Craig Alan-Lee, James D. Clem, William P. Cordeiro, David Rector and James J. Vierling as members of the Company’s Board of Directors (the “Board”); and (ii) the ratification of the Company’s appointment of Whitley Penn LLP (“Whitley Penn”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. In addition, in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and other related securities laws (specifically, Section 14A of the Securities Exchange Act of 1934, as amended), the Company conducted a non-binding advisory vote with respect to each of the following matters: (i) the current compensation of the Company’s named executive officers (also known as a “say-on-pay” vote); and (ii) whether future “say-on-pay” advisory votes should occur every year, every two (2) years or every three (3) years.

The Stockholders, by a plurality vote, re-elected all nominees to the Board to serve until the next annual meeting of Stockholders and until their respective successors are duly-elected and qualified (or until their death, resignation or removal, if earlier). The results of the vote with respect to their respective re-elections were as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes

James J. Vierling	5,606,019	313,660	3,096,161
James D. Clem	4,804,738	1,114,941	3,096,161
William P. Cordeiro	4,908,860	1,010,819	3,096,161
Craig Alan-Lee	4,906,560	1,013,119	3,096,161
David Rector	4,909,060	1,010,619	3,096,161

The Stockholders, by a majority vote, approved the proposal to ratify the appointment of Whitley Penn as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013. The results of the vote with respect to such ratification were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

8,905,001	110,639	200	0

The non-binding “say-on-pay” vote with respect to the current compensation of the Company’s named executive officers reflected the Stockholders’ approval, by a majority vote, of the Company’s current compensation structure for these individuals. The results of that vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

5,766,513	142,706	10,460	3,096,161

The non-binding advisory vote with respect to the frequency of future “say-on-pay” advisory votes reflected the Stockholders’ preference, as indicated by a majority vote, that future “say-on-pay” advisory votes occur every three (3) years, as the Company had previously suggested to the Stockholders in the Proxy Statement. The results of that vote were as follows:

Every Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes

1,066,446	746	4,841,065	11,422	3,096,161

(c)           Not applicable.

(d)           As soon as possible following the Annual Meeting, and in satisfaction of its obligations under the Dodd-Frank Act and other related securities laws (including but not limited to its disclosure obligations under Item 5.07(d) of this Current Report on Form 8-K), the Board carefully reviewed and considered the issue of the frequency with which future “say-on-pay” advisory votes should be conducted, and on June 18, 2013, the Board unanimously voted to include a Stockholder vote on the compensation of executives in its proxy materials every three (3) years, until the next required vote on the frequency of future “say-on-pay” advisory votes. The Board’s decision was made in light of (i) the results of the non-binding advisory vote on this matter at the Annual Meeting, in which the Stockholders indicated, by a majority vote, their preference that “say-on-pay” advisory votes be held every three (3) years; (ii) the reasons previously set forth by the Company in the section of the Proxy Statement entitled “Proposal 4”; and (iii) the Board’s determination that a three (3) year time period is in the best interests of the Company and the Stockholders.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	None.

EXHIBITS

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DGSE COMPANIES, INC

Date: June 19, 2013	By:	/s/ JAMES J. VIERLING
James J. Vierling
Chief Executive Officer